EXHIBIT 10.17

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “***”.

Contract

QC J2J 0H6		/Month/Day
Supplier No. 0A10418850 Supplier PIONEER TRANSFORMERS 612 CHEMIN BERNARD GRANBY QC J2J 0H6	Contract Reference supplier A.P. Request for proposals Date of issuance	4600024176 6100191196 14541272 Year/Month/Day 2015/02/13

Attention: RAYMOND HADDAD

Telephone:Fax: (450) 378-0626

The billing must be done according to the requirements of this document.

Term of the contract:	Destination:
Year/Month/Day to Year/Month/Day
2015/02/11 2017/01/31
Terms of delivery:
FAB destination, carriage paid
Terms of payment:
NET 30 DAYS

For informationTelephone

Nicole Caron514-840-3000 extension 5251/s/ Nicole Caron

Person in charge

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

SUBJECT:

SPECIAL DISTRIBUTION TRANSFORMERS (pad mount, submersible, customer vault and platform)

This contract is awarded in accordance with request for proposals document No. 14541272, your bid and any addenda and contractual correspondence listed below.

CONTRACTUAL CORRESPONDENCE:

according to:

- request for proposals # 6100191196;

- your bid dated August 13, 2014;

- revision of appendix 1-A (file price without tests) + Appendix C (indexing clause) email of December 4, 2014;

- revision of appendix 1-B (list price tests), email of January 19, 2015

ADMINISTRATION OF THE CONTRACT

For this contract, the designated person in charge is:

Nicole Caron

Hydro-Quebec

Procurement Division

514-840-3000 extension 5251

caron.nicole.3@hydro.qc.ca

DIRECT DEPOSIT

Hydro-Quebec makes payments by electronic transfer of funds in Canadian currency.  Payments are deposited directly into a bank account. Moreover, the detail of each payment is transmitted by email.

To sign up for this method of payment, go to
www.hydroquebec.com/soumissionnez/paiement-factures.html

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

GENERAL CLAUSES

The clauses below are an integral part of this document:

* Supply of goods related to the basic mission of the company

(Revision May 31st, 2013)

* This document is not attached. Since the bidder must conform to it, please make sure that you have the indicated version; if not, following a written request, an up-to-date copy will be sent to you or please use the following link:

www.hydroquebec.com/soumissionne7/doc_ref.html

3 of 32

Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

00010 1002551 ch ***

Looped single-phase pad mount transformer without plugs.

Power: 100 kVA

Primary voltage: 24940YMALT/14400 V according to
nomenclature E1YMALT/E

Secondary voltage: 240/120 V according to the nomenclature 2E/E

- Standard No:

STERD S5/008

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00020 1002560 ch ***

Looped single-phase pad mount transformer without plugs.

Power: 167 kVA

Primary voltage: 24940YMALT/14400 V according to
nomenclature E1YMALT/E

Secondary voltage: 240/120 V according to the nomenclature 2E/E

- Standard No:

STERD S5/008

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00030 1002801 ch ***

Radial three-phase pad mount transformer with plugs.

Power: 750 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

4 of 32

Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00040 1002812 ch ***

Radial three-phase pad mount transformer with plugs.
Power: 1500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00050 1002817 ch ***

Radial three-phase pad mount transformer with plugs.

Power: 2500 kVA

Primary voltage: 24940YMALT/14400V according to
nomenclature E1YMALT/E.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

5 of 32

Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

00060 1002839 ch ***

Looped three-phase pad mount transformer with plugs.
Power: 500 kVA

Primary voltage: 24940YMALT/14400V according to
nomenclature E1YMALT/E.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard

No: STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00070 1002846 ch ***

Looped three-phase pad mount transformer with plugs.

Power: 750 kVA

Primary voltage: 24940YMALT/14400V according to
nomenclature E1YMALT/E.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00080 1002851 ch ***

Looped three-phase pad mount transformer with plugs.

Power: 1500 kVA

Primary voltage: 24940YMALT/14400V according to
nomenclature E1YMALT/E.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00090 1002859 ch ***

Looped three-phase pad mount transformer with plugs.

Power: 2500 kVA

Primary voltage: 24940YMALT/14400V according to
nomenclature E1YMALT/E.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00100 1089550 ch ***

Radial three-phase pad mount transformer with plugs.

Power: 500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

00110 1002821 ch ***

Looped three-phase pad mount transformer without plugs.

Power: 500 kVA

Primary voltage: 24940YMALT/14400V according to
nomenclature E1YMALT/E.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

USAGE DECISION (F11)

QUALITY REGISTRATION (F21)

REGISTRATION CERTIFICATE (F15)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

00120 1110851 ch ***

Radial three-phase pad mount transformer MV/MV with plugs.

Power: 1500 kVA

Primary voltage: 24940YMALT/14400 V according to nomenclature E1YMALT/E.

Secondary voltage: 12470YMalt/7200 V according to nomenclature E1YMALT/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00130 1144341 ch ***

Looped three-phase pad mount transformer with plugs.

Power: 1500 kVA

Primary voltage: 34500YMalt/19920 V according to the nomenclature secondary E1YMalt/E

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:
        STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00140 1146703 ch ***

Looped pad mount three-phase transformer (TSSTB) with plugs.

Power: 2500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00150 1149152 ch ***

Stainless steel looped single-phase pad mount transformer (KMB-I).

Power: 167 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 240/120 V according to the nomenclature 2E/E

- Standard No:

STERD S5/008

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

9 of 32

Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

00160 1149648 ch ***

Stainless steel looped pad mount three-phase transformer (KTB-I) with plugs.
Power: 1500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.
600Y/347 V Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00170 1149649 ch ***

Stainless steel looped pad mount three-phase transformer (KTB-I) with plugs.

Power: 2500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

00180 1001903 ch ***

Three-phase transformer for customer vault with plugs.

Power: 1000 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/010

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00190 1001912 ch ***

Three-phase transformer for customer vault with plugs.

Power: 2000 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/010

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00200 1111674 ch ***

Three-phase transformer for customer vault with plugs.

Power: 500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 208Y/347 V according to nomenclature E1Y/E

- Standard No:

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

STERD S5/010

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00210 1002081 ch ***

Single-phase submersible transformer without plugs.

Power: 333 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400 V according to the nomenclature VxV1.

Secondary voltage: 240/120 V according to the nomenclature 2E/E

- Standard No:

STERD S5/011

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00220 1002113 ch ***

Single-phase submersible transformer with plugs.

Power: 333 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400 V according to the nomenclature VxV1.

Secondary voltage (V): 240/120 V according to the nomenclature 2E/E

- Standard No:

STERD S5/011

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

00230 1002394 ch ***

Three-phase submersible transformer without plugs.

Power: 500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/012

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00240 1002403 ch ***

Three-phase submersible transformer without plugs.

Power: 1000 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/012

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00250 1002458 ch ***

Residential type single-phase submersible transformer (SMR) with plugs.

Power: 167 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400 V according to the nomenclature VxV1.

Secondary voltage: 240/120 V according to the nomenclature 2E/E

- Standard No:

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

STERD S5/011

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00260 1002417 ch ***

Three-phase submersible transformer with plugs.

Power: 300 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/012

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00270 1001177 ch ***

Single-phase aerial transformer (PF), MV/LV, with plugs.

Power: 667 kVA

Primary voltage: 12.470YMALT/7 200 X 24.940YMALT/14 400 Volts according to the nomenclature VxV1.

347/600 Y Volts according to nomenclature E/E1Y.

- Standard No:

STERD A5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

00280 1001608 ch ***

Single-phase aerial transformer (PF), MV/LV with plugs.

Power: 667 kVA

Primary voltage: 34500YMALT/19920 Volts According to nomenclature E1YMALT/E.

Secondary voltage: 347/600 Y VOLTS according to nomenclature E/E1Y

- Standard No:

STERD A5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00290 1002882 ch ***

Looped three-phase pad mount transformer with plugs.

Power: 750 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

00300 1002890 ch ***

Looped three-phase pad mount transformer with plugs.

Power: 1500 kVA

Primary voltage: 12470YMalt/7200x24940YMALT/14400V according to the nomenclature VxV1.

Secondary voltage: 600Y/347 V according to nomenclature E1Y/E

- Standard No:

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Contract: 4600024176

Item	Article Service	Target quantity	Purchasing unit	Net unit price	Price X Quantity
Designation					Currency: CAD

STERD S5/009

QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001: 2008 (F1)

USAGE DECISION (F11)

REGISTRATION CERTIFICATE (F15)

QUALITY REGISTRATION (F21)

HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

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Contract: 4600024176

SPECIAL CLAUSES

Contents

1. TERM OF MASTER CONTRACT

2. REVIEW AND FOLLOW-UP OF CONTRACT

3. APPROVAL STATUS

4. FORECAST OF NEEDS

5. QUALITY SYSTEM MANAGEMENT, INTERNATIONAL STANDARD ISO 9001:2008 (F1)

6. ISO REGISTRATION CERTIFICATE (F15)

7. INTERVENTION NOTICE (F18)

8. QUALITY FILE (F21)

9. HYDRO-QUÉBEC REQUIREMENTS FOR A QUALITY PLAN (F61)

10. USAGE DECISION (F11)

11. DELIVERY AUTHORIZATION AFTER USAGE DECISION

12. DELIVERY PERIOD

13. DELAY IN DELIVERY

14. RESPECT OF QUANTITIES

15. DELIVERY PERFORMANCE

16. PENALTY FOR DELAY IN DELIVERY

17. DELIVERY ON PALLETS

18. DELIVERY BY TRUCK

19. DELIVERY ADDRESSES

20. NOT USED

21. SHIPPING ORDER

22. PRODUCT SUBJECT TO IMPORTATION

23. QUEBEC CONTENT

24. BILLING OF TAXES

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Contract: 4600024176

25. VALUE OF ENERGY LOSSES

25. PENALTY ON OVERAGE OF ACTUAL AVERAGE LOSSES

27. CONTINGENCY PLAN

28. INDEXING OF RAW MATERIALS

29. SPILL OF CONTAMINANT

30. SPECIAL PROJECT - APPROVAL PROCESS - MAJOR EVENT

31. SECURITY OF SUPPLY

32. AWARDING OF DIVISION GROUP A

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Contract: 4600024176

1.TERM OF MASTER CONTRACT

The initial term of the master contract is 2 years, i.e. from February 13, 2015 to January 31, 2017.

Hydro-Quebec reserves the right to extend the master contract for an additional period of one (1) year.

For the extension, at the latest three (3) months before the expiration of the master contract, Hydro-Quebec shall inform the supplier in writing of its intention whether or not to exercise the extension of the master contract.

Within a period of (5) business days as of the date of the notice from Hydro-Quebec, the supplier must give written notice of its acceptance or its refusal to extend the master contract.

It is understood that the extension option will be exercised under the same terms and conditions as those prevailing up until that point in the master contract.

2.REVIEW AND FOLLOW-UP OF CONTRACT

Hydro-Quebec may invite the supplier to a contract review before the start of manufacturing of the first order. All the parties involved at Hydro-Quebec will be present, thereby making sure of a mutual understanding of the requirements stipulated in the master contract.

The Hydro-Quebec parties are: the technical manager of the product, the manager of quality control, the manager of stored hardware and the manager of the master contract.

Other meetings may be convened at the request of the parties.

3.APPROVAL STATUS

If the goods that are the subject of the master contract are approved products, any change in the production of the goods, such as the supply of materials, the location of the manufacturing or assembly, etc., will require the advance approval of Hydro-Quebec, which must evaluate the impact of the change on the approval status of the goods.

The technical manager of Hydro-Quebec will determine the standard tests necessary to renew the approval status. The costs inherent in those tests will be at the expense of the supplier.

4.FORECAST OF NEEDS

Once per year if necessary, Hydro-Quebec will provide a forecast of needs for the year for information purposes only.

5.QUALITY MANAGEMENT SYSTEM, INTERNATIONAL STANDARD ISO 9001 2008 (F1)

The quality management system of the designer, the manufacturer and the installer of the product must be duly registered ISO 9001: 2008.

When design or development activities are part of the contract, the exclusion of article 7.3 “Design and Development” of standard ISO 9001: 2008 is not acceptable.

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Contract: 4600024176

Upon express request of the representative of Hydro-Quebec, the supplier must send it the quality manual, the procedures and the forms of the quality management system of the designer, the manufacturer and the installer of the product.

Hydro-Quebec or its representative may verify, at any time, on the premises of the supplier and the subcontractors, that the contractual requirements are met.

Any proposal of use, change or repair of the product which is not compliant with the contractual requirements must be submitted to the representative of Hydro-Quebec and recorded on the form Question / Change / Exception – Technical (QMT), of noncompliance report (NC), or other documents required in the contract.

All QMT forms must be sent, before manufacturing, to the contract administrator and a copy must be sent to the quality manager.

All noncompliance reports must be sent to the quality manager.

6.REGISTRATION CERTIFICATE (F15)

The supplier must hold a certificate of ISO registration issued by a registrar accredited for that purpose to the effect that the manufacturer and the designer of the product satisfy the above-mentioned quality system standards.

Any change in their quality system and their certification must be sent to the quality manager of Hydro-Quebec during the term of the contract.

7.INTERVENTION NOTICE (F18)

Any request for intervention of the supplier, as regards quality control, must be made in writing and sent to the representative of Hydro-Quebec. According to the location of the supplier, the advance notices shall be at least:

- control point inside Quebec: 3 days (business);

- control point outside Quebec: 9 days (calendar);

- control point outside Canada: 14 days (calendar).

The request must specify the goal, the date, the place of the intervention, the order number, the number of the order item, the material to be controlled and, if applicable, its serial number.

Hydro-Quebec shall assume the expenses of its representative at the time of the interventions. However, if the results of the control or the tests do not meet the requirements of the customer or the order, or if the intervention is delayed, the quality registrations are not complete and compliant with the quality plan and the contractual requirements (documents available and reviewed by the supplier), the expenses of pick-up or waiting must be assumed by the supplier.

8.QUALITY REGISTRATIONS (F21)

All quality registrations; document and objective proof showing that the goods are compliant with the contractual requirements, must be preserved for a minimum period of three (3) years following the delivery or a period of three (3) years after the expiration of the warranty, whichever of those two dates is later.

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The registrations must be available for consultation by Hydro-Quebec or its representative at all times during this period at the supplier and the subcontractors or sent upon request.

9. HYDRO-QUÉBEC REQUIREMENTS FOR PLANNING OF MANUFACTURING QUALITY (F61)

1 QUALITY PLAN

This clause gives the minimal requirements as to the contents of a quality plan, and how to submit it to Hydro-Quebec and manage it. A quality plan is required for each specific good or family of goods indicated in the order.

The quality plan must specify the methods of application of the supplier’s quality management system for performing the work of this contract.

The quality plan must be made up of two sections:

1.  an organizational section which describes the organization and the planning of the supplier for performing the work (upon request of the quality manager only);

2. an operational section, which describes the stages of performance and verification of the work corresponding to the technical requirements of the contract.

Upon request from Hydro-Quebec, the sections of design, installation at the work site, startup or associated services must be supplied.

The supplier must submit to Hydro-Quebec, upon request, the manual, the procedures, the instructions and forms to which the quality plans refer, as well as those relating to the quality plans of the subcontractors.

1.1Presentation and acceptance of quality plan

The supplier must submit its quality plan to Hydro-Quebec, for revision, at the latest 30 days before the start of the work that is the subject of it.

At the time of the review of the quality plan for acceptance, Hydro-Quebec reserves the right to add stoppage points and monitoring points (see section 1.5 Definition).

1.2Revision of quality plan

The supplier must subject to Hydro-Quebec, for acceptance, any revision of the quality plan and send it the revised version before the changes made take effect.

1.3Organizational section of quality plan

When requested by the quality manager, the organizational section must contain:

1.3.1 the detailed flow chart of all the staff of the supplier and its subcontractors assigned to perform the contract, including those assigned to quality management;

1.3.2 documents attesting to the qualification of the staff assigned to quality;

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1.3.3 the list of the stages (components) of the operational section including the names, the contact details of the suppliers and subcontractors;

1.3.4 the list of the laboratories retained by the supplier.

1.4Operational section of quality plan

The operational section covers all the activities of performance, inspection and tests and must also cover the activities of review of the requirements relating to the good, the purchase, the manufacturing and the safeguarding of the good.

The operational section must represent the logical progression of completion of the work and identify the subcontractors. Consequently, the operational section of the supplier must cover the activities of its subcontractors whom it has validated in advance. If the supplier subcontracts part of the contract, it must make sure that its subcontractor meets the requirements of the contract.

At the time of the review of the operational section for acceptance, Hydro-Quebec reserves the right to add stoppage points and monitoring points.

The operational section must contain:

1.4.1 identification:

- name of the supplier/manufacturer;

- number of the activity or the stage to Be executed, if applicable;

- revision date and number;

- description of the good;

- identification of the order, the master contract, or the project;

- name and signature of the person responsible for the supplier’s approval.

1.4.2 the table of contents presenting the elements of the operational section regarding the contract (if applicable);

1.4.3 the subject of the operational section;

1.4.4 the following items submitted in the form of a table, production flow diagram, etc.:

1.4.4.1 the sequence of the manufacturing activities, including:

- control of acquired goods;

- control of activities and tests.

1.4.4.2 the stoppage points and monitoring points (see definition) necessary to ensure adequate control, such as:

- approval of procedures, methods, technical data sheets and drawings;

- verification of quality documentation;

- obtaining the usage decision (U.D.);

- etc.

1.4.4.3 the reference to the procedures of manufacturing, tests and assembly in workshop;

1.4.4.4 the reference to the work methods and instructions;

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1.4.4.5 the reference to the contractual requirements, codes and standards;

1.4.4.6 the frequency of controls and tests and identification of the person responsible for them;

1.4.4.7 the reference to the registrations regarding the quality to be preserved, such as:

- forms;

- verification lists;

- reports;

- statements;

- materials compliance certificates;

- etc.

1.4.4.8 characteristics to be controlled and acceptance criteria;

1.4.4.9 identification as an activity distinct from the special processes like welding, plating, heat treatment, non-destructive tests.

1.5 Definitions

Control points

Hydro-Quebec stoppage point

Point beyond which an activity may not begin without the presence or the written authorization of the representative of Hydro-Quebec.

Hydro-Quebec Monitoring point

Point beyond which an activity may not begin without the representative of Hydro Quebec having been advised.

The supplier must advise Hydro-Quebec in writing, before starting any activity marked with a control point. That notice must specify the date, the time and the place of the start of the activity marked by a control point.

According to the location of the stage of manufacturing of the control point, the minimal notices are:

- control point inside Quebec: 3 days (working);

- control point outside Quebec: 9 days (calendar);

- control point outside Canada: 14 days (calendar).

10.USAGE DECISION (F11)

The supplier must obtain a usage decision from the Hydro-Quebec quality manager before the delivery of any goods.

To obtain a U.D., the work of manufacturing of a good must be completed and documented. The supplier must make sure that:

-  the goods meet all requirements;

-  the inspections and tests are conducted;

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-  the quality registrations are complete and compliant with the quality plan and the contractual requirements (documents available and reviewed by the supplier);

-  the forms Question / Change / Exception - Technique (QMT), the noncompliance reports (NC) or other documents required in the contract are closed;

-  the packaging, loading and protection are adequate.

If you do not know the name of the quality manager, please contact one of the following persons:

Distribution Equipment

Quality Chief - Gérard Beauchesne

Telephone: 514.840-3000, item 4307

11.DELIVERY AUTHORIZATION AFTER USAGE DECISION

Following the issuance of a U.D. (usage decision), the supplier may ship the material directly when the reception point is a storehouse or a warehouse of Hydro-Quebec. For any other delivery point, the supplier must receive an authorization from the contract administrator identified in the order, or else the reception may be refused and the material may be returned to the shipper, at its expenses.

12.DELIVERY PERIOD

The delivery period required by Hydro-Quebec is thirteen (13) weeks or less after the issuance of the order, and that is for all entries. Hydro-Quebec reserves the right to authorize the delivery within a shorter time frame. Deliveries are accepted seven (7) calendars days before the delivery date entered on the order.

The delivery of the transformers of groups A will be carried out according to an order calendar pre-established between Hydro Quebec and the supplier.

The delivery of the transformers of groups B will be carried out according to the time entered on the master contract.

Any delay in delivery that results from a noncompliance or is the subject of a Quality Notice shall be assumed by the supplier.

13.DELAY IN DELIVERY (E9)

If the supplier anticipates a delay in the delivery or a partial delivery, it must immediately so inform the contract administrator identified on the order or, failing that, the signer of the order.

14.RESPECT OF QUANTITIES

The delivered quantities must be identical to those indicated on the order. No change is acceptable without the advance approval of the contract administrator identified on the order or, failing that, the person signing the order.

15.DELIVERY PERFORMANCE

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Each year, the supplier’s delivery performance will be measured according to the quantities per article code delivered within the required time frames. Any non-performance will be subject to penalty, which may extend as far as withdrawal of the article code. Moreover, the supplier’s performance may be used as a criterion for awarding any subsequent contract. Within two weeks after reception of the delivery performance report, the supplier must validate the results sent and inform Hydro-Quebec of any discrepancy.

Calculation of the time frame:

Start of calculation of time frame: date of issuance of the order. This date is registered in the SAP system of Hydro-Quebec and cannot be modified. The order is sent the same day to the supplier by fax. The supplier is responsible for advising the manager of the master contract in the event of delay.

End of calculation of time frame: Date of physical reception of the material registered in the SAP system.

16.PENALTY FOR DELAY IN DELIVERY

If the supplier does not meet the delivery date at the FOB point determined on the order, Hydro-Quebec will calculate a penalty, as conventional damages and paid with no need to provide proof of it, in an amount equal to 2%, but not exceeding in any case 10%, of the price (excluding transport costs, tax on goods and services, Quebec sales tax if applicable) at the FOB point indicated on the order for each unit not delivered, for each week or potion of week of delay between the contract date and the actual date of delivery at the FOB point of the aforesaid unit.

If the supplier wishes to obtain an extension because it was delayed for causes not within its control, it must submit a request to that effect in writing to the person signing the order or to the contract administrator. In the event Hydro-Quebec approves the request, a change in the order will be issued to modify the dates concerned.

The penalties will be compiled monthly with the delivery performance report. The penalties must be paid once per year to Hydro-Quebec.

17.DELIVERY ON PALLETS (H17)

The material is delivered on pallets open on 4 sides, with dimensions 42” x 42” (107 cm x 107 cm). They must be manufactured of hardwood and the material must be packed according to the standards (the use of metal band is prohibited), without however exceeding the external dimensions of the pallet.

The maximum height of 48” (121 cm) of the packaging must be respected at all times, including the height of 6” (15 cm) of the pallet.

Maximum weight per pallet: 2,000 lb (907.2 kg).

Shipments not compliant with these dimensions will be returned at the expense of the supplier.

Any goods that cannot be adapted to a pallet 42” x 42” may be delivered on a pallet with different dimensions by written authorization from the manager of the master contract. The drawing of the pallets and the diagram of palletization must be submitted for acceptance by the manager of the master contract, two (2) weeks after the signing of the master contract but before the first delivery.

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18.DELIVERY BY TRUCK

The material must be delivered only by truck.

19.DELIVERY ADDRESSES

Deliveries shall be made at the following addresses:

Rive Sud Warehouse

7300, avenue Choquette

St-Hyacinthe (Quebec)

J2S 8S7

Open Monday to Thursday

Quebec City warehouse

2600, rue Decelles

Quebec City (Quebec)

G2C 1R1

Open Monday to Thursday

The exact addresses will appear on each order on contract.

Receiving of goods for regular deliveries is done from 08:30 a.m. to 11:30 am. and from 1:30 p.m. to 4:00 p.m. The storage facilities are closed on holidays.

The staff assigned to shipping must use the receiving bay at all times.

20.NOT USED

21.SHIPPING ORDER (E17)

The shipping order will be distributed as follows:

A)1 copy in an envelope appropriate to the shipment

22.NOT USED

23.QUÉBÉCOIS CONTENTS

Validation of contractual Québécois content

In the event of a contract award including contractual Québécois content, Hydro-Quebec may carry out validation of that. That will be established by Hydro-Quebec. It will specifically include a verification of the manufacturing process at the contract awardee and at its subcontractors, the source of the materials and services and the actual expenditures of the contract awardee. As the items of Québécois content are made, the percentages associated with those items will be granted to the awardee. For that purpose, Hydro-Quebec may require intermediate reports. At the end of the performance phase, a final report on Québécois content achieved will be submitted by the contract awardee.

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The contract awardee must keep accounting that is compliant with generally accepted accounting principles of all these expenditures billed. The contract awardee must preserve all supporting documents relating to the Québécois content until the final payment.

With forty-eight (48) hours advance notice, the contract awardee must give Hydro-Quebec access to all accounting documents relating to the Quebec content and take copies and extracts of them.

Penalty for non-observance of contractual Québécois content

If the contract awardee fails to respect the contractual Québécois content percentage, a penalty calculated on the contractual price (excluding goods and services tax and Quebec sales tax) of the product whose contractual Québécois content was not respected will be established according to the following formula:

PECQ = PC x 10% x (CQC - CQV)

where

PECQ = Amount of the penalty

PC = Contractual Price, excluding goods and services tax and Quebec sales tax

10% = Preferential rate on Québécois content

CQC = Contractual Québécois content expressed as a percentage (%) of the contractual price, excluding goods and services tax and Quebec sales tax

CQV = Québécois content made by the contract awardee, validated by Hydro Quebec and expressed as a percentage (%) of the contractual price, excluding goods and services tax and Quebec sales tax.

24.BILLING OF TAXES

On each invoice, the goods and services tax (T.P.S.) and Quebec sales tax (T.V.Q.) at the rates in effect required by the law must be indicated separately.

The registration number for purposes of T.P.S and the registration number for purposes of T.V.Q must also appear on each invoice.

If the contract awardee does not meet these requirements, Hydro-Quebec may refuse this billing and return it for correction or rectification.

25.VALUES OF ENERGY LOSSES

The economic value of energy losses for the term of the contract is:

No-load losses: $16,000/kW

Load losses: $3,100/kW

26.PENALTY ON OVERAGE OF ACTUAL AVERAGE LOSSES

If the average of the actual losses cited above exceeds the specified losses, for a given iem, the amount of the penalty is calculated as follows:

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Monetary value of the total actual losses measured in the tests:

No load: _____ kW x $16,000/kW = $ __________

+

In load: _____ kW x $3,100/kW = $ __________

Total:= $ __________ (1)

Monetary value of the total specified losses:

No load: _____ kW x $16,000/kW = $ __________

+

In load: _____ kW x $3,100/kW = $ __________

Total:= $ __________ (2)

Penalty:= [(1) - (2)] x n

where “n” represents the number of units of the item ordered during the term of the contract.

No compensation will be paid by Hydro-Quebec even if the monetary value of the total actual losses measured during the tests is lower than the monetary value of the total specified losses.

27.CONTINGENCY PLAN

The supplier must fill out the questionnaire about the contingency plan to mitigate any problems of supply and manufacturing on its part. (appendix B).

28.INDEXING OF RAW MATERIALS

For the purposes of this contract, the basic unit price of each station will be subject to revision upwards or downwards according to the formula below for the orders of each of the eight (8) calendar quarters corresponding to the initial term of the contract and starting on October 1, 2014:

PLn = Pbs {a + b(SLn/Sbs) + c[(AÉn + CLn)/(AÉbs + CLbs)] + d(ACn/ACbs) + e(CUn/CUbs) + f(HUn/HUbs)}

In this formula: a+ b + c + d + e + f + g = 100%

n: order period (n varies from 1 to 8).

PLn: Unit price revised for the orders of period n.

Pbs: basic unit price that was bid.

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a: xx/100, percentage of the basic unit price which will remain constant.

b: xx/100, percentage of direct labor, manufacturing overhead, shipping, administrative expenses and profit in the basic unit price.

SLn: Arithmetic average of the index of direct labor, manufacturing overhead, shipping, administrative expenses and profit of the 3rd, 4th and 5th month preceding period n.

Reference index: Table 281-0029 of Statistics Canada (CANSIM II): Average hourly remuneration (SEPH), estimates not seasonally adjusted, Canada, employees remunerated by the hour, including overtime; Canada, NAICS, All industries excluding not classified, series v1592156.

Sbs: Arithmetic average of the index of direct labor, manufacturing overhead, shipping, administrative expenses and profit of the opening month, the preceding month and the month following the opening of the bid.

Reference of the index: same as for SLn.

c: xx/100, percentage of electric steel in the basic unit price.

AÉn: Arithmetic average of the price of a kilogram of electric steel of the 1st, 2nd and 3rd month preceding the period n. The arithmetic average is the sum of the arithmetic average of the prices of each month during which one or more invoices were issued divided by the number of months during which one or more invoices were issued.

Reference of AÉn: The price in Canadian dollars entered on the invoices issued during the reference period by the electric steel supplier.

AÉbs: Arithmetic average of the price of a kilogram of electric steel of the opening month, the preceding month and the month following the opening of the bidding.

Reference of the index: same as for AEN.

CLn: Arithmetic average of the price paid by the supplier for the transformation of one kilogram of electric steel of the core of the 1st, 2nd and 3rd month preceding the period n. The arithmetic average is the sum of the arithmetic average of the prices of each month during which one or more invoices were issued divided by the number of months during which one or more invoices were issued.

Reference of CLn: The price in Canadian dollars entered on the invoices issued during the reference period by the supplier of the transformation.

CLbs: Arithmetic average of the paid price by the supplier for the transformation of one kilogram of electric steel of the core of the opening month, the preceding month and the month following the opening of the bidding. The arithmetic average is the sum of the arithmetic average of the prices of each month during which one or more invoices were issued divided by the number of months during which one or more invoices were issued.

Reference of CLbs: same as for CLn.

d: xx/100, percentage of steel of the tank and the cover in the basic unit price

ACn: Arithmetic average of the index of ordinary steel sheets of the 3rd, 4th and 5th month preceding period n.

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Reference of the index: Table 329-0077 of Statistics Canada (CANSIM II): Indexes of industrial prices, according to the NAICS (Index, 2010 = 100); Canada; Forging and Stamping, series v79310500 [3321].

ACbs: Arithmetic average of the index of ordinary steel sheets of the opening month, the preceding month and the month following the opening of the bidding.

Reference of ACbs: same as above.

e: xx/100, percentage of copper in the basic unit price.

CUn: Arithmetic average of the published Canadian price of Nexans copper cathode of the 3rd, 4th and 5th month preceding period n. The arithmetic average is the sum of the weekly prices published during one month divided by the number of publication of the same month.

Reference of the index: Canadian price of copper cathode published by Nexans for 100 kg.

CUbs: Arithmetic average of the Canadian published price of Nexans copper cathode of the opening month, the preceding month and the month following the opening of the bidding.

Reference of the index: same as for CUn.

f: xx/100, percentage of insulating oil in the basic unit price.

Hln: Arithmetic average of the price of a liter of insulating oil of the 1st, 2nd and 3rd month preceding period n. The arithmetic average is the sum of the arithmetic average of the prices of each month during which one or more invoices were issued divided by the number of months during which one or more invoices were issued.

Reference of Hln: The price in Canadian dollars entered on the invoices issued during the reference period by the oil supplier.

Hlbs: Arithmetic average of the price of a liter of insulating oil of the opening month, the preceding month and the month following the opening of the bidding.

Reference of the index: same as for Hln.

Notes:

If, at the time of the orders, the indexes necessary for calculating the price are not published, the contract awardee may issue a first invoice based on the prices effective during the preceding period.

The calculations will be done as of the first publication of the last index necessary for each calculation; consideration will then be given to the revisions already made in the indexes of the preceding months but the subsequent revisions of the indexes will not be considered.

The value of the exchange rate used for a given month corresponds to the monthly average of exchange rates at midday of the $US expressed in $CAN.

Indexing calculations must be done with a precision of at least four decimals.

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29.SPILL OF CONTAMINANT

This clause applies to the transport of any product or equipment that contains or may contain a matter or substance that could contaminate the environment, including particularly oils, petroleum products, gas products and any other product that poses a risk for the environment.

If such a spill occurs, the carrier shall immediately advise the person responsible at Hydro-Quebec. If that person cannot be reached, it must call the emergency spill telephone line at 514 840-4244. The carrier must also advise the responsible authorities when legislation or regulation so requires.

In the event of a spill on property of Hydro-Quebec, the carrier must make the site secure. If an intervention is possible, it must control the leak and confine the spill. Moreover, it must recover the contaminated soils and the soiled matters and make sure to dispose of them according to current legislation and regulations. Cleanup work must be conducted to the satisfaction of Hydro-Quebec and at the carrier’s expense.

The carrier shall make sure that its staff assigned to transporting the products, matters or substances are familiar with the methods of intervention in the event of spills. When there is a risk of spill, the carrier must have in its possession an intervention kit with the material necessary to intervene. Upon request of Hydro-Quebec, the carrier must provide an accidental spill report.

The carrier must remain on site when a product controlled in bulk is being transferred into the equipment of Hydro-Quebec and take all the necessary measures to avoid overflows, leaks or spills. The vehicles, machinery and all equipment used by the carrier must be free from any leak that could contaminate the environment.

Transport of hazardous goods

The supplier must make sure that the carrier has all the licenses, certifications and competencies necessary for transporting hazardous merchandise.

30.SPECIAL PROJECT - APPROVAL PROCESS - MAJOR EVENT

Within a special project, an approval process or a major event, Hydro-Quebec may effectuate the acquisition of material on this master contract through a new request for proposals.

31.SECURITY OF SUPPLY

In all the cases where the delivery is compromised in the short or medium term (difficulty of procurement of raw material, labor strike, lock out, disaster, earthquake, etc.) the supplier shall immediately notify Hydro-Quebec of the procurement difficulty. Also the supplier must send the master contract administrator the contingency program that it plans to set up, including its application time frame, within ten (10) days after the onset of the problem.

To mitigate any risk of shortage and following the notice reporting the procurement difficulty, explaining the stoppage of deliveries of orders by the supplier, Hydro-Quebec reserves the right to obtain supplies elsewhere for the period necessary until the supplier sets up its contingency plan and resumes deliveries normally.

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Barring cases of force majeure, the additional costs of orders issued to other supply sources will be at the expense of the supplier up to 10% of the supplier’s lost purchasing volume.

The supplier may not claim to have incurred a loss of profits or demand compensations or extension of its contract by invoking the pretext that Hydro-Quebec did not order a minimum volume of its needs.

If the supplier is called to fill in for the problems of its competitor, it agrees to supply the transformers that it will have agreed to manufacture, at the same prices as those indicated in this bid, including the application of the indexing clause, if necessary. No penalty for delay in delivery will be applicable for these transformers.

32.AWARDING OF DIVISION GROUP A

Following the economic analysis, here is the percentage of awarding of the codes of group A:

ArticleDesignationPioneer % awarding

1002551TRANSFO-KMB-SP-100kVA-14.4KV-240/120V***%

1002560TRANSFO-KMB-SP-167kVA-14.4KV-240/120V***%

1002801TRANSFO-KTR-AP-750KVA-25/12-600/347***%

1002812TRANSFO-KTR-AP-1500KVA-25/12-600/347***%

1002817TRANSFO-KTR-AP-2500KVA-25kV-600/347V***%

1002839TRANSFO-KTB-AP-500KVA-25kV-600/347V***%

1002846TRANSFO-KTB-AP-750KVA-25kV-600/347V***%

1002851TRANSFO-KTB-AP-1500KVA-25kV-600/347V***%

1002859TRANSFO-KTB-AP-2500KVA-25kV-600/347V***%

1089550TRANSFO-KTR-AP-500KVA-25/12-600/347***%

1001903TRANSFO-CAT-AP-1000KVA-25/12-600/347***%

1001912TRANSFO-CAT-AP-2000KVA-25/12-600/347***%

1002081TRANSFO-SM-SP-333kVA-14.4/7.2KV-240/120V***%

1002113TRANSFO-SM-AP-333kVA-14.4/7.2KV-240/120V ***%

1002394TRANSFO-ST-SP-500KVA-25/12-600/347***%

1002403TRANSFO-ST-SP-1000KVA-25/12-600/347***%

1002458TRANSFO-SMR-AP-167kVA-14.4/7.2KV-240/120***%

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